UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2008

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15175 (Commission File Number)	77-0019522 (I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2008, the Board of Directors of Adobe Systems Incorporated (the “Company”) approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”). The Bylaw amendments became effective January 11, 2008.

Article IV, Section 15 of the Bylaws was amended to change the voting standard for the election of directors in uncontested director elections from a plurality to a majority voting standard. A nominee for director in an uncontested election will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. In contested elections the vote standard will continue to be a plurality of votes cast. In addition, the Board approved an amendment to Article III, Section 5(c) of the Bylaws to provide that director nominees proposed by shareholders must deliver a statement that, if elected, they agree to tender an irrevocable resignation, in accordance with the Company’s Corporate Governance Guidelines that are applicable to all director nominees, upon failure to receive the required vote in a subsequent election.

The foregoing summary of the changes to the Bylaws is qualified in its entirety by the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the adoption of a majority voting standard for the election of directors, on January 11, 2008, the Board also adopted an amendment to the Company’s Corporate Governance Guidelines. The Corporate Governance Guidelines were amended to conform language in the Company’s existing director resignation policy to language contained in the Bylaw amendments. The director resignation policy in the Corporate Governance Guidelines generally provides that an incumbent director who fails to receive the required number of votes for re-election in accordance with the Bylaws will tender his or her written resignation for consideration by the Board in accordance with the procedures set forth in the Corporate Governance Guidelines. The foregoing summary of the changes to the Company’s Corporate Governance Guidelines is qualified in its entirety by the full text of the Corporate Governance Guidelines, which are available at http://www.adobe.com/aboutadobe/invrelations/pdfs/bod_corp_gov_guidelines.pdf.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

3.1                               Amended and Restated Bylaws of the Company, dated January 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 15, 2008	By:	/s/ KAREN COTTLE
Karen Cottle
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, dated January 11, 2008